UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):      August 21, 2006


                            China Agro Sciences Corp.
             (Exact name of registrant as specified in its charter)


            Florida                   O-49687                  33-0961490
        (State or other              (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)          Identification No.)


    101 Xinanyao Street, Jinzhou District
        Dalian, Liaoning Province PRC                         116100
    (Address of principal executive offices)                (zip code)


                                 (212) 232-0120
              (Registrant's telephone number, including area code)


                          100 Wall Street - 15th Floor
                               New York, NY 10005
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     Effective August 17, 2006, the Company changed the location and address of its principal place of business to 101 Xinanyao Street, Jinzhou District, Dalian, Liaoning Province, PRC 116100. The Agent for the Company will remain at 100 Wall Street - 15th Floor, New York, NY 10005.








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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 21, 2006                              China Agro Sciences Corp.,
                                                     a Florida corporation

                                                     /s/ John C. Leo
                                                     ----------------
                                                     By: John C. Leo
                                                     Its: Secretary

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